UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2006

Exact name of registrant as specified in its charter
Commission	and principal office address and telephone	State of	I.R.S. Employer
File Number	number	Incorporation	I.D. Number

1-16163	WGL Holdings, Inc.	Virginia	52-2210912
101 Constitution Ave., N.W.
Washington, D.C. 20080
(703) 750-2000

0-49807	Washington Gas Light Company	District of	53-0162882
	101 Constitution Ave., N.W.	Columbia
	Washington, D.C. 20080	and Virginia
(703) 750-4440

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On June 14, 2006, Washington Gas Light Company, a subsidiary of WGL Holdings, Inc., executed a Distribution Agreement with Citigroup Global Markets Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., The Williams Capital Group, L.P. and Wachovia Capital Markets, LLC for the issuance and sale of up to $300,000,000 of Medium-Term Notes, Series H, under an Indenture dated as of September 1, 1991, as supplemented on September 1, 1993.
A form of the Distribution Agreement is filed as an Exhibit to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
1.1	Form of Distribution Agreement dated June 14, 2006 among Washington Gas Light Company and Citigroup Global Markets Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., The Williams Capital Group, L.P. and Wachovia Capital Markets, LLC regarding the issuance and sale by Washington Gas Light Company of up to $300,000,000 of Medium-Term Notes, Series H.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)

Date: June 15, 2006	/s/ Mark P. O’Flynn

Mark P. O’Flynn
Controller
(Principal Accounting Officer)